As filed with the Securities and Exchange Commission on June 18, 1999
                                                  Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                 ---------------

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of Registrant as Specified in Its Charter)
               DELAWARE                                  13-3245741
   (State or Other Jurisdiction of                    (I.R.S. Employer
    Incorporation or Organization)                  Identification No.)

                      500 WEST JEFFERSON STREET, 19TH FLOOR
                         LOUISVILLE, KENTUCKY 40202-2823
                                 (502) 589-8100
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                                 ---------------
                            1997 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)
                                 ---------------
                                Mark V. Kaminski
                      President and Chief Executive Officer
                          Commonwealth Industries, Inc.
                      500 West Jefferson Street, 19th Floor
                         Louisville, Kentucky 40202-2823
                                 (502) 589-8100
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                 ---------------
                                    copy to:

                                    John Mead
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004
                                 ---------------

                        CALCULATION OF REGISTRATION FEE
========================================================================================================================
                                                            Proposed Maximum       Proposed Maximum        Amount Of
         Title of Securities             Amount To Be      Offering Price per     Aggregate Offering    Registration Fee
          To Be Registered                Registered            Share(1)               Price(1)
------------------------------------------------------------------------------------------------------------------------

    Common Stock, $0.01 par value      2,000,000 shares          $10.60               $21,200,000            $5,894
========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.

         This is a registration of additional securities of the same class as other securities for which a registration statement filed on this form relating to an employee benefit plan has become effective. The contents of the earlier registration statement, File No. 33-91364, are incorporated herein by reference.

                                    EXHIBITS

Exhibit No.             Description
-----------             -----------

      5 Opinion and consent of Sullivan & Cromwell regarding the validity of the securities registered.

      23.1         Consent of PricewaterhouseCoopers LLP.

      23.2         Consent of Sullivan & Cromwell  (included in opinion filed as
                   Exhibit 5).

      24 Powers of Attorney (set forth on the signature page of the registration statement).

      99 Commonwealth Industries, Inc. 1997 Stock Incentive Plan, as amended and restated on April 23, 1999 (incorporated by reference from Exhibit 10.2 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999).

                                   SIGNATURES


         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Louisville, Kentucky on June 16, 1999.

                                    Commonwealth Industries, Inc.



                                    By:       /s/ MARK V. KAMINSKI
                                        -------------------------------
                                                Mark V. Kaminski
                                        President and Chief Executive
                                                   Officer


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mark V. Kaminski and Donald L. Marsh, Jr. his or her true and lawful attorney-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, including post-effective amendments, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all his or her said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on June 16, 1999.

      SIGNATURE                                      TITLE
      ---------                                      -----


    /s/ MARK V. KAMINSKI                   President, Chief Executive
-----------------------------                 Officer and Director
       Mark V. Kaminski                       (Principal Executive
                                                    Officer)

      /s/ PAUL E. LEGO                          Chairman of the Board
-----------------------------
         Paul E. Lego


-----------------------------                         Director
      Catherine G. Burke


-----------------------------                         Director
    C. Frederick Fetterolf


      /s/ JOHN E. MEROW                               Director
-----------------------------
        John E. Merow


     /s/ VICTOR TORASSO
-----------------------------                         Director
        Victor Torasso


   /s/ DONALD L. MARSH, JR.           Executive Vice President, Chief Financial
-----------------------------        Oficer and Secretary  (Principal Financial
     Donald L. Marsh, Jr.                        and Accounting Officer)

Index to Exhibits
-----------------

                                                                   Sequentially
Exhibit No.              Description                              Numbered Page
-----------              -----------                              -------------


    5         Opinion and consent of Sullivan & Cromwell
              regarding the validity of the securities
              registered.......................................

    23.1      Consent of PricewaterhouseCoopers LLP............

    23.2      Consent of Sullivan & Cromwell (included in opinion
              filed as Exhibit 5)..............................

    24        Powers of Attorney (set forth on signature
              page of this Registration Statement).............

    99 Commonwealth Industries, Inc. 1997 Stock Incentive Plan, as amended and restated on April 23, 1999 (incorporated by reference from Exhibit 10.2 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999)